Exhibit 10.10

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].

AMENDMENT 1 TO ASSET PURCHASE AGREEMENT

This AMENDMENT 1 TO ASSET PURCHASE AGREEMENT ("Amendment 1") is entered into on this 5th day of September, 2018 ("Amendment 1 Effective Date") by and between Journey Medical Corporation, a Delaware corporation having its principal place of business at 9237 Via De Ventura Suite 135, Scottsdale, AZ 85258 (the "Buyer") and Sun Pharmaceutical Industries, Inc, a Michigan corporation, located at [***] (the "Seller"). Buyer and Seller are referred to herein individually as a "Party" and collectively as the "Parties".

WHEREAS, Buyer and Seller entered into an Asset Purchase Agreement dated 31st August, 2018 (the "Agreement").

WHEREAS, the Parties wish to amend and supplement certain of the terms and conditions of the Agreement under this Amendment 1 as recorded herein.

WHEREAS, this Amendment 1 forms part of and is to be read with the Agreement as from the Amendment 1 Effective Date.

NOW, THEREFORE, the Parties agree as follows:

1 AMENDMENTS

The Parties hereby amend the Agreement as follows:

1.1 Section 6.7 of the Agreement shall be deleted and replaced by the following:

"Prescription Drug User Fee Act. Following the Effective Date, Buyer shall assume and have responsibility for fees or charges associated with the Product due and payable to the FDA after the Effective Date pursuant to the Prescription Drug User Fee, and any reauthorization thereto ("PDUFA Fees"). Seller shall retain full responsibility and liability for the PDUFA Fees due and payable on or prior to the Effective Date. In the event the Seller makes payment of any PDUFA Fees after the Effective Date, the Buyer shall reimburse the PDUFA Fees to the Seller within thirty (30) Business Days from the date of receipt of invoice raised by the Seller."

2 GENERAL

2.1 As of the Amendment 1 Effective Date, this Amendment 1 shall be read together with and shall be deemed to be incorporated in the Agreement and shall be governed by the terms, conditions and definitions set forth in the Agreement, as if such terms were fully set forth herein.

2.2 Except as expressly amended hereby, the terms and conditions of the Agreement shall continue in full force and effect and are hereby confirmed and ratified.

2.3 If there is inconsistency between the provisions of the Agreement and this Amendment 1, the provisions of the Amendment 1 shall prevail.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment 1 as on the date first mentioned above.

Journey Medical Corporation

By:	/s/
Name:
Title:

Sun Pharmaceutical Industries

By:	/s/
Name:
Title: